Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of DuPont Fabros Technology, L.P. (the “Company”) for the period ended September 30, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Christopher P. Eldredge and Jeffrey H. Foster, President and Chief Executive Officer and Executive Vice President and Chief Financial Officer, respectively, of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

1.	The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	October 27, 2016	By:	/s/ Christopher P. Eldredge
		Name:	Christopher P. Eldredge
		Title:	President and Chief Executive Officer

By:	/s/ Jeffrey H. Foster
Name:	Jeffrey H. Foster
Title:	Executive Vice President, Chief Financial Officer and Treasurer